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                                                                     EXHIBIT 4.1
                                                                          PAGE 1

                                STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE

                                   ----------


         I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF BUSINESS TRUST REGISTRATION OF "CALPINE CAPITAL TRUST III", FILED IN THIS OFFICE ON THE TWENTY-EIGHTH DAY OF JUNE, A.D. 2000, AT 8:30 O'CLOCK A.M.



                                        /s/ EDWARD J. FREEL
                                       -----------------------------------------
                                       Edward J. Freel, Secretary of State
                          [SEAL]
3252483 8100                           AUTHENTICATION: 0530368

001331135                                        DATE: 06-29-00
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                              CERTIFICATE OF TRUST

         The undersigned, the trustees of Calpine Capital Trust III, desiring to form a business trust pursuant to the Delaware Business Trust Act, 12 Del. C.
Section 3801 et seq., hereby certify as follows:

         (a) The name of the business trust being formed hereby (the "Trust") is "Calpine Capital Trust III."

         (b) The name and business address of the trustee of the Trust which has its principal place of business in the State of Delaware is as follows:

                  The Bank of New York (Delaware)
                  White Clay Center, Route 273
                  Newark, Delaware 19711

         (c) This Certificate of Trust shall be effective as of the date of filing.


Dated: June 28, 2000


                                        /s/ PETER CARTWRIGHT
                                       -----------------------------------------
                                       Peter Cartwright
                                       Administrative Trustee


                                        /s/ ANN B. CURTIS
                                       -----------------------------------------
                                       Ann B. Curtis
                                       Administrative Trustee


                                        /s/ THOMAS R. MASON
                                       -----------------------------------------
                                       Thomas R. Mason
                                       Administrative Trustee
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                                       THE BANK OF NEW YORK (DELAWARE),
                                       as Delaware Trustee


                                       By: /s/ WILLIAM T. LEWIS
                                          --------------------------------------
                                          Name: WILLIAM T. LEWIS, SVP
                                          Authorized Signatory


                                       THE BANK OF NEW YORK, as
                                       Property Trustee

                                       By: /s/ MICHELE L. RUSSO
                                          --------------------------------------
                                          Name: MICHELE L. RUSSO
                                          Authorized Signatory